Exhibit 10.3

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

RESTRICTED SHARES AWARD AGREEMENT

SOUTHERN CALIFORNIA BANCORP

2019 OMNIBUS EQUITY INCENTIVE PLAN

☐ Director

☐ Officer

☐ Key Employee

☐ Consultant

Total
	Award	Shares
Participant	Date	Granted
____________	___________	_________

Type of Award:	☐ Time Based	☐ Performance Based

THIS RESTRICTED SHARES AWARD AGREEMENT (this “Award Agreement”), granted on __________, to be effective as of commencement of employment, __________, hereinafter the “Award Date,” is entered into by and between Southern California Bancorp (the “Company”) and the Participant specified above, pursuant to the Southern California Bancorp 2019 Omnibus Equity Incentive Plan as in effect and as amended from time to time (the “Plan”), with reference to the following:

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the shares specified above (the “Restricted Shares”) to the Participant;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized term not defined in this Award Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Share Award. The Company hereby grants to the Participant, effective as of the Award Date specified above, the number of Restricted Shares specified above. Except as otherwise provided by Section 1.7 of the Plan, the Participant agrees and understands that nothing contained in this Award Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s shareholder interest in the Company for any reason.

3. Vesting.

3.1 If this is a Time-Based Award, the Restricted Shares subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.	if, on the Award Date, the Participant is an employee of the Company and / or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and / or one of its Subsidiaries, or

b.	if, on the Award Date, the Participant is a director of the Company and / or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and / or one of its Subsidiaries.

Number of
Vesting	Restricted
Date	Shares

__________	__________
__________	__________
__________	__________
__________	__________
__________	__________

TOTAL	__________

3.2 If this is a Performance-Based Award, the Restricted Shares subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.	if, on the Award Date, the Participant is an employee of the Company and / or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and / or one of its Subsidiaries, or

2

b.	if, on the Award Date, the Participant is a director of the Company and / or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and / or one of its Subsidiaries.

AND

the Performance Criteria specified below are achieved.

Number of
Vesting	Performance	Restricted
Date	Criteria	Shares

xx/xx/20__		xxx
xx/xx/20__		xxx
xx/xx/20__		xxx
xx/xx/20__		xxx
xx/xx/20__		xxx

TOTAL		x,xxx

3.3 If a Terminating Event of the Company occurs, all restrictions, terms, criteria, and conditions applicable to all Restricted Shares then outstanding under this Award Agreement shall be deemed lapsed and satisfied, as applicable, and each Participant shall become 100% vested with respect to all Awards granted to such Participant under the Plan as of the date of the Terminating Event. The immediately preceding sentence shall apply to only those Participants who are employed by or are serving as directors of the Company and / or one of its Subsidiaries as of the date of the Terminating Event.

3.4 If the Participant’s employment by or Affiliation with the Company and / or its Subsidiaries, as applicable, terminates for any reason other than a Terminating Event prior to the vesting of all or any portion of the Restricted Shares awarded under this Award Agreement, such Restricted Shares shall immediately be cancelled and the Participant (and the Participant’s estate, designated beneficiary, or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. The Board or the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of any such termination, that all or a portion of any the Participant’s unvested Restricted Shares shall not be so cancelled and forfeited.

3.5 If the Participant’s employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under Section 3.4 above.

3

4. Non-transferability. Restricted Share Awards, and any rights and interests with respect thereto, issued under this Award Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned, or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Any such Restricted Shares, and any rights and interests with respect thereto, shall not, prior to vesting, be pledged, encumbered, or otherwise hypothecated in any way by the Participant (or any beneficiary(ies) of the Participant) and shall not, prior to vesting, be subject to execution, attachment, or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any of the Restricted Shares, or the levy of any execution, attachment, or similar legal process upon the Restricted Shares, contrary to the terms and provisions of this Award Agreement and / or the Plan shall be null and void and without legal force or effect.

5. Designation of Beneficiary. Participant may designate a beneficiary or beneficiaries to receive any payment which under the terms of this Award Agreement may become payable on or after the Participant’s death by completing the form of Beneficiary Designation attached hereto. If the Participant designates someone other than Participant’s spouse as a beneficiary, such designation shall not be valid absent written approval from Participant’s spouse. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary, except for the aforementioned requirement for spousal consent.

Any beneficiary designation, change, or cancellation must be on a form provided for that purpose by the Board or the Committee and shall not be effective until received by the Board or the Committee.

If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s spouse, or, if none, the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal Shares or amounts unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares or amounts designated by the Participant.

6. Entire Agreement; Amendment. This Award Agreement, including the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The rights of Participant are subject to modification as proved in Section 4.2 of the Plan.

7. Employment. This Award Agreement shall not obligate the Company or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Participant’s compensation.

8. Privileges of Stock Ownership. Participant shall have no rights as a shareholder with respect to the Restricted Shares unless and until said Restricted Shares are issued to Participant as provided in the Plan. Except as provided in Section 1.7 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

4

9. Approvals. This Agreement and the issuance of Restricted Shares hereunder are expressly subject to the approval of the Plan and the form of this Award Agreement by the holders of not less than a majority of the voting stock of the Company. Restricted Shares subject to this Award Agreement will not be issued unless and until all applicable requirements of all regulatory agencies having jurisdiction with respect thereto, and of the securities exchanges upon which securities of the Company are listed, if any, have been complied with.

10. Incorporation of Plan. All of the provisions of the Plan are incorporation herein by reference as if set forth in full in this Award Agreement. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions contained herein shall be disregarded.

11. Notices. All notices to the Company provided for in this Award Agreement shall be addressed to it in care of its Chief Executive Officer, Chief Financial Officer or Secretary at its main office and all notices to Participant shall be addressed to Participant’s address on file with the Company or a Subsidiary, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 4.14 of the Plan.

12. Binding Agreement; Assignment. This Award Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. Other than upon death, Total Disability, or pursuant to a domestic relations order under applicable state law, no rights or interests under this Award Agreement may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by the Participant or any beneficiary(ies) of the Participant.

13. Compliance with Laws. The issuance of the Common Stock pursuant to this Award Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Award Agreement if such issuance would violate any such requirements.

14. Agreement and Representations of Participant. To the extent the Common Stock covered by this Award Agreement has not been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), Participant hereby represents and warrants to the Company and acknowledges and agrees as follows:

(a) Participant hereby represents and warrants that the Common Stock to be acquired pursuant to this Award Agreement will be acquired by Participant in good faith and for Participant’s own personal account, and not with a view to distributing the Common Stock to others or otherwise reselling the Common Stock in violation of the Securities Act or the rules and regulations promulgated thereunder;

5

(b) Participant acknowledges and agrees that: (i) the Common Stock to be acquired pursuant to this Award Agreement have not been registered and that there is no obligation on the part of the Company to register such Common Stock under the Securities Act and the rules and regulations thereunder; and (ii) the Common Stock will not be freely tradeable unless they are either registered under the Securities Act or the holder presents a legal opinion acceptable to the Company that the transfer will not violate the federal securities laws;

(c) Participant acknowledges and agrees that the Company, at its sole discretion, to assure itself that any sale or distribution by the Participant complies with the Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Company’s transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Company shall require) on certificates evidencing the Common Stock:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO SOUTHERN CALIFORNIA BANCORP, THAT REGISTRATION IS NOT REQUIRED.”

(d) Participant understands that the Company is relying upon the truth and accuracy of the representations and agreements contained herein in determining to award such Common Stock to Participant without the Company first registering the same under the Securities Act;

(e) Participant agrees that at any time that Participant contemplates the disposition of any of the Common Stock (whether by sale, exchange, gift or other form of transfer), Participant shall first notify the Company of such proposed disposition and shall thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of counsel for the Company, must be satisfied prior to the making of such disposition and, before consummating such disposition, Participant shall provide to the Company an opinion of Participant’s counsel, of which both such opinion and such counsel shall be satisfactory to the Company, that such disposition will not result in a violation of any state or federal securities laws or regulations; and

(f) Participant hereby agrees to indemnify the Company and to hold the Company harmless against all liability, cost, or expenses (including reasonable attorney’s fees) arising out of or as a result of any distribution or resale of the Common Stock issued by the Company in violation of the securities laws and that this agreement to indemnify the Company shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the Participant and the Company.

6

15. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Award Agreement and the Plan and the consummation of the transactions contemplated hereunder.

16. Headings. The titles and headings of the various sections of this Award Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Award.

17. Severability. The invalidity or unenforceability of any provisions of this Award Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Award Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Award Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his hand, effective as of the Award Date specified above.

SOUTHERN CALIFORNIA BANCORP	PARTICIPANT

Name:	Name:
Title:

ACKNOWLEDGMENT:

I hereby acknowledge receipt of a copy of this Agreement as well as a copy of the Southern California Bancorp 2019 Omnibus Equity Incentive Plan.

PARTICIPANT

7

REGISTRATION OF RESTRICTED SHARES (WHEN VESTED):

When the restricted shares vest in accordance with the terms of this agreement, please register the shares as follows (these instructions may be amended during the term of this Agreement):

Name:
(e.g. Your name, Joint w Spouse, Your Living Trust – vesting to a third party not permitted)

Address:

Tax ID Number:

Please indicate (X) how you would like your Stock registered:

☐ Physical stock certificate delivered to above address (CUS)

☐ Book entry with Computershare (the transfer agent) (BUS)

Attachment: Beneficiary Designation

8

BENEFICIARY DESIGNATION

RESTRICTED SHARE AWARD AGREEMENT

SOUTHERN CALIFORNIA BANCORP 2019

OMNIBUS EQUITY INCENTIVE PLAN

Pursuant to the provisions of the Restricted Share Award Agreement permitting the designation of a beneficiary or beneficiaries, I hereby designate the following person or persons as the primary and secondary beneficiaries for any benefits under the Award Agreement to which this Beneficiary Designation is attached payable by reason of my death. If I am married at the time of this Beneficiary Designation and my primary beneficiary is not my spouse, I have obtained my spouse’s consent, below, to the naming of a primary beneficiary other than my spouse.

Primary Beneficiary:

		Social		Percentage
		Security		of
Name	Address	Number	Relationship	Benefit

Secondary Beneficiary:

		Social		Percentage
		Security		of
Name	Address	Number	Relationship	Benefit

Spousal Consent:

As of the Award Date, I am the spouse of the Participant under the Award Agreement to which this Beneficiary Designation is attached. I hereby consent to the beneficiary designations presented above.

PARTICIPANT	SPOUSE

Name	Name

Date	Date

9